SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

Check the appropriate box:

|X|   Preliminary Proxy Statement

|_|   Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2))

|_|   Definitive Proxy Statement

|_|   Definitive Additional Materials

|_|   Soliciting Material Pursuant to Section 240.14a-12

TWENTYFOUR/SEVEN VENTURES, INC.

(Name of Registrant as Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required

[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

   1.  Title of each class of securities to which transaction applies:  ________________

   2.  Aggregate number of securities to which transaction applies:  ________________

   3.  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:  ________________________________________________________

   4.  Proposed maximum aggregate value of transaction:  _______________________

   5.  Total fee paid:  _____________________________________________________

[ ]  Fee paid previously with preliminary materials.

[ ]  Check box if any part of the fee is offset as provided by Exchange Rule 240.0-11 and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   1.  Amount Previously Paid:  ____________________________________________

   2.  Form, Schedule or Registration Statement No.:  ___________________________

   3.  Filing Party:  ______________________________________________________

   4.   Date Filed:  ________________________________________________________

TWENTYFOUR/SEVEN VENTURES, INC.

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON SEPTEMBER ___, 2014

To the Shareholders of Twentyfour/seven Ventures, Inc.:

You are cordially invited to attend a Special Meeting of Shareholders of Twentyfour/seven Ventures, Inc. (the “Company”), which will be held at 132 W. 11th Avenue, Denver, CO 80204, on September ___, 2014 at 10:00 a.m., local time, and any adjournments or postponements thereof for the following purposes:

1)

To amend the Company’s Articles of Incorporation to include the following language:

ARTICLE X

SHAREHOLDER MEETINGS

Meetings of shareholders may be held within or without the State of Colorado, as the bylaws may provide. The books of the corporation may be kept (subject to any provision of Colorado law) outside the State of Colorado at such place or places as may be designated from time to time by the board of directors or in the bylaws of the corporation.

In accordance with § 7-107-104 of the Colorado Revised Statutes, shareholder action may be taken without a meeting if shareholders holding shares having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all of the shares entitled to vote thereon were present and voted consent to such action in writing.

2)

To consider and act upon any other matters which may properly come before the Meeting or any adjournment thereof.

Only shareholders of record at the close of business on August 26, 2014 will be entitled to vote at the special meeting.  Information relating to the matters to be considered and voted on at the special meeting is set forth in the proxy statement accompanying this notice.  Please read the proxy statement and vote your shares as soon as possible.  To ensure your representation at the special meeting, please complete, date, sign, and return the enclosed proxy, even if you plan to attend the special meeting.  A proxy and a self-addressed stamped envelope are enclosed.  If you attend the special meeting, you may withdraw your proxy and vote in person.

The Board of Directors unanimously recommends a vote “for” the approval of each of the proposals to be submitted at the meeting.

By Order of the Board of Directors

August 26, 2014

Robert M. Copley, Jr.

Chairman of the Board

TWENTYFOUR/SEVEN VENTURES, INC.

132 W. 11th Avenue

Denver, CO 80204

(720) 266-6996

PROXY STATEMENT

FOR

SPECIAL MEETING OF SHAREHOLDERS

This Proxy Statement is furnished in connection with the solicitation of the accompanying proxy on behalf of the Board of Directors of Twentyfour/seven Ventures, Inc. (the “Company”) for use at the Company’s Special Meeting of Shareholders (the “Special Meeting”) to be held on September ___, 2014 at 10:00 a.m., local time, at 132 W. 11th Avenue, Denver, CO 80204, and any adjournments or postponements of the Special Meeting.

This Proxy Statement and the accompanying proxy form are first being mailed to shareholders entitled to vote at the Special Meeting on or about September 5, 2014.  Our annual report on Form 10-K for the year ended December 31, 2013 is available on the SEC website at www.sec.gov.

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING

Why am I receiving these materials?

At the Special Meeting, the shareholders will act upon the matters described in the notice of meeting contained in this Proxy Statement.  We sent you this proxy statement and the enclosed proxy card because the Board of Directors of the Company is soliciting your proxy to vote at the Special Meeting.  You are invited to attend the Special Meeting to vote on the proposals described in this proxy statement.  However, you do not need to attend the meeting to vote your shares.  Instead, you may simply complete, sign, and return the enclosed proxy card.

Who is entitled to vote?

Only holders of shares of the Company’s Common Stock outstanding as of the close of business on August 26, 2014 (the “Record Date”) will be entitled to vote at the Special Meeting. Each shareholder is entitled to one vote for each share of Common Stock he or she held on the Record Date.

Who can attend the Special Meeting?

All shareholders, or individuals holding their duly appointed proxies, may attend the Special Meeting.  Appointing a proxy in response to this solicitation will not affect a shareholder’s right to attend the Special Meeting and to vote in person.  Please note that if you hold your shares in “street name” (in other words, through a broker, bank, or other nominee), you will need to bring a copy of a brokerage statement reflecting your stock ownership as of the Record Date to gain admittance to the Special Meeting.

What constitutes a quorum?

A majority of the 80,000,000 shares of Common Stock outstanding on the Record Date must be represented, in person or by proxy, to provide a quorum at the Special Meeting. If you vote, your shares will be part of the quorum.  Shares represented by a proxy card either marked “ABSTAIN” or returned without voting instructions are counted as present for the purpose of determining whether the quorum requirement is satisfied.  Also, in those instances where shares are held by brokers who have returned a proxy but are prohibited from exercising discretionary authority for beneficial owners who have not given voting instructions (“broker non-votes”), those shares will be counted as present for quorum purposes.  However, broker non-votes will not be counted as votes for or against any proposal.

What is the effect of not voting?

It will depend on how your share ownership is registered.  If you own shares as a registered holder and do not vote, your unvoted shares will not be represented at the meeting and will not count toward the quorum requirement.  If a quorum is obtained, your unvoted shares will not affect whether any proposal is approved or rejected.

If you own shares in street name and do not vote, your broker may represent your shares at the meeting for purposes of obtaining a quorum.  In the absence of your voting instructions, your broker may or may not vote your shares in its discretion depending on the proposals before the meeting.  Your broker may vote your shares in its discretion on routine matters.  With regard to non-routine matters, broker non-votes will be counted towards a quorum, but will not be counted for any purpose in determining whether these matters have been approved.  Abstentions will be counted toward the tabulation of votes and will have the same effect as negative notes.  Once a share is represented at the Special Meeting, it will be deemed present for quorum purposes throughout the Special Meeting (including any adjournment or postponement of that meeting unless a new record date is or must be set for such adjournment or postponement).

How can I vote?

You can vote in one of two ways.  You can vote by mail or you can vote in person at the meeting.

1.   You may vote by mail.  You may vote by completing and signing the proxy card that accompanies this proxy statement and promptly mailing it in the enclosed postage-prepaid envelope.  You do not need to put a stamp on the enclosed envelope if you mail it in the United States.  The shares you own will be voted according to the instructions on the proxy card you mail.  If you return the proxy card, but do not give any instructions on a particular matter described in this proxy statement, then the shares you own will be voted in accordance with the recommendations of the Board of Directors.

2.   You may vote in person.  If you attend the Special Meeting, then you may vote by delivering your completed proxy card in person or you may vote by completing a ballot.  Ballots will be available at the meeting.

Can I change my vote after I return my proxy card?

Yes.  Even after you have submitted your proxy, you can change your vote at any time before the proxy is exercised by appointing a new proxy bearing a later date, by providing written notice to the Secretary of the Company that you are revoking your proxy, or by voting in person at the Special Meeting.  Presence at the Special Meeting of a shareholder who has appointed a proxy does not in itself revoke a proxy.  Unless so revoked, the shares represented by proxies received by the proxy holders will be voted at the Special Meeting.  When a shareholder specifies a choice by means of the proxy, then the shares will be voted in accordance with such specifications.  A written notice to the Company’s Secretary revoking your proxy must be sent to Twentyfour/seven Ventures, Inc., 132 W. 11th Avenue, Denver, CO 80204, Attention:  Secretary.

What am I voting on?

   You are voting on one proposal:

To amend the Company’s Articles of Incorporation to include the following language:

ARTICLE X

SHAREHOLDER MEETINGS

Meetings of shareholders may be held within or without the State of Colorado, as the bylaws may provide. The books of the corporation may be kept (subject to any provision of Colorado law) outside the State of Colorado at such place or places as may be designated from time to time by the board of directors or in the bylaws of the corporation. In accordance with § 7-107-104 of the Colorado Revised Statues, shareholder action may be taken without a meeting if shareholders holding shares having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all of the shares entitled to vote thereon were present and voted consent to such action in writing.

What are the Board’s recommendations?

   The Board recommends a vote FOR the amendment of the Company’s Articles of Incorporation.

If you sign and return your proxy card, unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote your shares in accordance with the recommendations of the Board.

How are votes counted?

Votes will be counted by the inspector of election appointed for the meeting, who will separately count “For” and “Withhold” votes, and with respect to proposals other than the election of directors, “Against” votes, abstentions, and broker non-votes.  Abstentions will be counted towards the vote total for each proposal and will have the same effect as “Against” votes.  Broker non-votes have no effect and will not be counted towards the vote total for any proposal.

If your shares are held by your broker as your nominee (that is, in “street name”), you will need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares.  If you do not give the broker or nominee specific instructions, your broker or nominee can vote your shares with respect to “discretionary” items, but not with respect to “non-discretionary” items.  Discretionary items are proposals considered routine under the rules of the New York Stock Exchange on which your broker may vote shares held in street name in the absence of your voting instructions.  On non-discretionary items for which you do not give your broker instructions, the shares will be treated as broker non-votes.  Shares represented by such “broker non-votes” will, however, be counted in determining whether there is a quorum.

What vote is required to approve the proposals?

If a quorum is present at the Special Meeting, then the amendment of the Company’s Articles of Incorporation requires the affirmative vote of a majority of the shares present in person or by proxy at the Special Meeting.

Are there any other items that are to be discussed during the Special Meeting?

No.  The Company is not aware of any other matters that you will be asked to vote on at the Special Meeting.  If other matters are properly brought before the Special Meeting, the Board or proxy holders will use their discretion on these matters as they may arise.

Who pays to prepare, mail, and solicit the proxies?

Proxies may be solicited by personal meeting, Internet, advertisement, telephone, and facsimile machine, as well as by use of the mails.  Solicitations may be made by directors, officers and other employees of the Company, none of whom will receive additional compensation for such solicitations.  The cost of soliciting proxies will be borne by the Company.  It is anticipated that banks, brokerage houses, and other custodians, nominees, or fiduciaries will be requested to forward solicitation materials to their principals and to obtain authorization for the execution of proxies and that they will be reimbursed by the Company for their out-of-pocket expenses incurred in providing those services.  All expenses of solicitation of proxies will be borne by the Company.

Delivery of Proxy Materials to Households

Pursuant to SEC rules, services that deliver the Company’s communications to shareholders that hold their stock through a bank, broker, or other holder of record may deliver to multiple shareholders sharing the same address a single copy of the Company’s special report to shareholders and this proxy statement.  Upon written or oral request, the Company will promptly deliver a separate copy of this proxy statement to any shareholder at a shared address to which a single copy of each document was delivered.  Shareholders may notify the Company of their requests by calling the Company at (720) 266-6996 or by sending a written request addressed to Twentyfour/seven Ventures, Inc., 132 W. 11th Avenue, Denver, CO 80204, Attention:  Secretary.  Upon written or oral request, the Company will promptly deliver a copy of the special report to any shareholder.  Shareholders may notify the Company of their requests by calling the Company at (720) 266-6996 or by sending a written request addressed to Twentyfour/seven Ventures, Inc., 132 W. 11th Avenue, Denver, CO 80204, Attention:  Secretary.

PROPOSAL TO THE SHAREHOLDERS

PROPOSAL I

AMENDMENT OF THE COMPANY’S ARTICLES OF INCORPORATION

Introduction

The Board of Directors has approved and recommends that the shareholders approve the amendment of the Company’s Articles of Incorporation to include the following language:

ARTICLE X

SHAREHOLDER MEETINGS

Meetings of shareholders may be held within or without the State of Colorado, as the bylaws may provide. The books of the corporation may be kept (subject to any provision of Colorado law) outside the State of Colorado at such place or places as may be designated from time to time by the board of directors or in the bylaws of the corporation. In accordance with § 7-107-104 of the Colorado Revised Statues, shareholder action may be taken without a meeting if shareholders holding shares having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all of the shares entitled to vote thereon were present and voted consent to such action in writing.

As more fully described below, the Board of Directors believes that the amended Articles of Incorporation would ensure that any future shareholder actions may be taken without a meeting if the minimum number of shareholders necessary to authorize the action were present and consent to that action in writing.  This will reduce time and costs relating to obtaining proxies and holding a meeting. This enables the Company to move forward on actions without requiring the notification of 100% of the shareholders when a majority has already approved an action.

Shareholders are urged to read and consider carefully the proposed amendment to the Articles of Incorporation.

What happens if the amendment is not approved at this meeting?

If shareholder approval is not received at this meeting, the Company will be required under Colorado law to hold a meeting and undergo the expense and time of sending out proxy statements any time they do not have 100% shareholder consent for a corporate action, regardless of the number of shares currently approving the action.  This will be an additional expense and will have the additional effect of increasing the amount of time that it takes for the Company to institute any corporate action, resulting in the Company operating inefficiently and cutting into the Company’s ability to earn a profit.

Recommendation

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE AMENDMENT OF THE ARTICLES OF INCORPORATION.

DIRECTORS AND EXECUTIVE OFFICERS

Our bylaws provide that the number of directors who shall constitute the whole board shall not be less than one.  The shareholders at any annual meeting may determine the number which shall constitute the board and the number so determined shall remain fixed until changed at a subsequent annual meeting.  The directors shall be elected at each annual meeting of the shareholders; however, if any such annual meeting is not held or the directors are not elected thereat, the directors may be elected at any special meeting of shareholders held for that purpose.  All directors shall hold office until their respective successors are elected.

The officers and directors are as follows:

NAME	AGE	POSITIONS HELD	TERM OF OFFICE
Robert M. Copley, Jr.	50	Chief Executive Officer, President, Treasurer, Chairman of the Board	October 1, 2009 to present
Danielle Abrahams	40	Corporate Secretary, Director	March 9, 2007 to present
Robert M. Copley, Sr.	73	Director	March 9, 2007 to present

Richard Harmon	61	Director	March 9, 2007 to present
Steven Rickett	46	Director	March 9, 2007 to present

 Directors:

Robert M. Copley, Jr., assumed his position as our CEO, president, treasurer and chairman of our board of directors on October 1, 2009.  Prior thereto, and from 2008 through today he is the owner of Pathway Evolutions LLC, a Service provider in personal, corporate, VIP protective services, self defensive weapons and tactics training, investigation specializing in digital services, licensed bail agent in the State of Colorado and Constitutional standards research.  From 2007 through today he is also the owner of Pivotal Studios LL, a freelance 2D/3D character design, modeling and rigging for broadcast, web advertising, brand / product identity primarily used in live action or CG environments. From 1998 to 2007 he was the owner of Dark Millennia Studio, a freelance illustrator, children’s book illustration, graphic design, web design, and gallery operations director. The business was sold in 2007, ending all personal involvement to date.  He will be devoting most of his time to this company.

Danielle Abrahams was appointed as our corporate secretary and a director on March 9, 2007.  In addition, Danielle Ficarra-Abrahams is the office manager/research assistant for Winchester Chiropractic and Wellness Center in Centennial, CO since 2007.  As a research assistant for Dr. Ted Winchester, she travels with him across the country teaching seminars on detoxification and nutrition.  From August of 2000 to December 2005, she was the practice manager for South Mesa Veterinary Hospital, Ft. Collins, CO.  Ms. Abrahams has a veterinary technician degree from Bel-Rea and a biology degree from Colorado State University.  She devotes only such time as necessary to our business, which is not expected to exceed ten hours per month.

Robert M. Copley, Sr., has been a director of the registrant since March 9, 2007.  Currently Mr. Copley is a bail bondsman writing under the trade name of Free Time Bail Bonds.  He has been a bail bondsman since February 2006. Since October of 2000 through today, Copley has been contracted to various bail bond establishments as a fugitive recovery agent.  Prior to 2000, he worked in the construction industry as a pipe fitter, pipe fitter foreman, and pipe fitter superintendent with a total of 37 years service out of Pipe Fitters Local Union No. 208.  Mr. Copley has been an established contractor in the heating, ventilating and air conditioning industry including a high security refrigeration mechanic at Los Alamos Labs in Los Alamos, New Mexico during 1988. Mr. Copley attended Colorado University, Pueblo Junior College, various trade seminars, and the Canadian Institute of Technology. He devotes only such time as necessary to our business.

Richard Harmon assumed his position as a director of the registrant on March 9, 2007.  In addition, he has been an account executive with Consumer Contact Company of Lakewood, Colorado, since September 2003.  This company is a full service promotional products agency.  Prior thereto, and from September 2002 to September 2003, Mr. Harmon was an account executive with Larry Shutt & Company, overseeing client accounts.  From January 1995 to September 2002, Mr. Harmon was self-employed, dba Rite-On Advertising Specialties.  Mr. Harmon obtained a bachelors degree in business administration from the University of Albuquerque, graduating in 1976.  He devotes only such time as necessary to our business.

Steven Rickett was appointed a director of the registrant on March 9, 2007, and has been involved in fugitive recovery for nineteen years. He became a full time fugitive recovery agent in March of 2005, and currently has contracts with fifteen bondsmen in the State of Colorado and with an immigration bonding company domiciled in Florida.  He has traveled to eight states to recover fugitives and has effectuated arrests in thirty-two other states. His investigative skills, as well as tactical training, are second to none in the industry. He currently oversees three, three-man crews in the fugitive recovery industry and is growing.  His oldest son, Nicholas, has been a member and leader of a team since 2009. He also possesses a surety agent’s license and writes bail bonds for the Company.

Executive Officer:

Our sole executive officer is as follows

     NAME                              POSITION

Robert M. Copley, Jr.    Chief Executive Officer

   Chief Financial Officer

   Chairman of the Board

Biographical information for the executive officer is set forth above.

Committees of the Board of Directors

We do not have standing audit, nominating or compensation committees, or committees performing similar functions. Our board of directors believes that it is not necessary to have standing audit, nominating or compensation committees at this time because the functions of such committees are adequately performed by our board of directors.

Code of Ethics Policy

We have not yet adopted a code of ethics that applies to our principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.

Communications with the Board of Directors

Shareholders may communicate with the full Board of Directors or individual directors by submitting such communications in writing to Twentyfour/seven Ventures, Inc., Attention: Board of Directors (or the individual director(s)), 132 W. 11th Avenue, Denver, CO 80204.  Such communications will be delivered directly to the directors.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Under Section 16(a) of the Securities Exchange Act of 1934, as amended, an officer, director, or greater-than-10% shareholder of the Company must file a Form 4 reporting the acquisition or disposition of Company’s equity securities with the Securities and Exchange Commission no later than the end of the second business day after the day the transaction occurred unless certain exceptions apply.  Transactions not reported on Form 4 must be reported on Form 5 within 45 days after the end of the Company’s fiscal year.  Such persons must also file initial reports of ownership on Form 3 upon becoming an officer, director, or greater-than-10% shareholder.  To the Company’s knowledge, based solely on a review of the copies of these reports furnished to it, the officers, directors, and greater than 10% beneficial owners complied with all applicable Section 16(a) filing requirements during 2013.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL

OWNERS AND MANAGEMENT

The following table sets forth, as of August 25, 2014, the number and percentage of the Company’s outstanding common shares owned by (i) each person known to us to beneficially own more than 5% of its outstanding common stock, (ii) each director, (iii) each named executive officer and significant employee, and (iv) all officers and directors as a group.

Name and address

Securities Owned

% Owned

Robert Copley, Jr.

525 Everett St.

Lakewood, CO 80226

320,000

 0.4%

Danielle Abrahams (1)

12031 Blackwell Way

Parker, CO 80138

120,000

0.15%

Robert Copley, Sr.

PO Box 460

Byers, CO 80103

120,000

0.15%

Richard Harmon

115 Wright St.

Golden, CO 80401

120,000

0.15%

Steven Rickett

2285 S. Coors St.

Lakewood, CO 80228

120,000

0.15%

All Officers and Directors

  as a Group (5 persons)

800,000

1%

Gabriele Family Trust (2)

PO Box 102922

Denver, CO 80250

28,000,000

35%

Abrahams Family Trust (3)

PO Box 102922

Denver, CO 80250

28,000,000

35%

FE Gen Con Inc. (4)

534 S. Field St.

Lakewood, CO 80226

8,000,000

10%

All 5% Owners as a Group

   (3 entities)

64,000,000

80%

(1)

Based on 80,000,000 issued and outstanding common shares as of August 25, 2014.

(2)

Scott Gabriele is the trustee and has sole voting and dispositive power over the shares held by the Gabriele Family Trust

(3)

Frank Ficarra is the trustee, has sole voting and dispositive power over the shares held by the Abrahams Family Trust, and the father of Danielle Abrahams, a director

(4)

Controlled by Edward Wisniewski, and a non-affiliate of the registrant.  Mr. Wisniewski has sole voting and dispositive power over the shares held by FE Gen Con Inc.

COMPENSATION OF EXECUTIVE OFFICER

AND DIRECTORS

The following table set forth certain information as to the compensation paid to our sole executive officer.

Summary Compensation Table

Name and Principal Position	Year	Salary	Bonus	Stock Awards	Option Awards	Non-Equity Incentive Plan Comp	Nonqualified Deferred Comp Earnings
Robert M. Copley, Jr.	2013	$0	n/a	n/a	n/a	n/a	n/a
CEO, CFO	2012	$0	n/a	n/a	n/a	n/a	n/a

Outstanding Equity Awards at Fiscal Year End

Our directors and officers do not have unexercised options, stock that has not vested, or equity incentive plan awards.

Director Compensation for 2013.  - No amounts were paid for compensation of the directors.  The Company does not compensate its directors for their services as such.

PRINCIPAL ACCOUNTANT FEES AND SERVICES

We engaged Cutler & Co., LLC as our independent auditor on December 30, 2013.  No fees were paid to them during the year ended December 31, 2013.

Audit Fees.  We paid aggregate fees and expenses of approximately $11,090 and $28,100 to Ronald R. Chadwick, P.C. during 2013 and 2012 for work completed for our annual audits and quarterly reviews of our financial statements.

Tax Fees. We did not incur any aggregate tax fees and expenses from Ronald R. Chadwick, P.C. for the years ended December 31, 2013 and 2012 for professional services rendered for tax compliance, tax advice, and tax planning.

All Other Fees. We did not incur any other fees from Ronald R. Chadwick, P.C. during 2013 and 2012.

The board of directors, acting as the Audit Committee considered whether, and determined that, the auditor's provision of non-audit services was compatible with maintaining the auditor's independence.  All of the services described above for the years ended December 31, 2013 and 2012 were approved by the board of directors pursuant to its policies and procedures.

PROCEDURE FOR SUBMITTING SHAREHOLDER PROPOSALS

The following procedure should be utilized to submit a shareholder proposal:

All notices of proposals by shareholders, whether or not be included in the Company’s proxy materials, should be sent to the attention of the Secretary of the Company at Twentyfour/seven Ventures, Inc., 132 W. 11th Avenue, Denver, CO 80204.  Any such notice to the Secretary shall set forth as to each matter the shareholder proposes to bring before the Special Meeting (a) a brief description of the business desired to be brought before the Special Meeting and the reasons for conducting such business at the Special Meeting, (b) the name and address, as they appear on the books of the Company, of the shareholder proposing such business, and the name and address of the beneficial owner, if any, on whose behalf the proposal is made, (c) the class and number of shares of the Company which are owned beneficially and of record by such shareholder of record and by the beneficial owner, if any, on whose behalf the proposal is made, and (d) any material interest of such shareholder of record and the beneficial owner, if any, on whose behalf the proposal is made in such business.  The chairman of the meeting shall, if the facts warrant, determine and declare to the meeting that business was not properly brought before the meeting and in accordance with the procedures prescribed by the Bylaws, and if he should so determine, he shall so declare to the meeting and any such business not properly brought before the meeting shall not be transacted.

OTHER MATTERS

The Board of Directors does not currently know of any other matters to be presented at the Special Meeting.  If any other matters properly come before the special meeting, it is intended that the shares represented by Proxy will be voted with respect thereto in accordance with the judgment of the persons voting them.

TWENTYFOUR/SEVEN VENTURES, INC.

PROXY FOR SPECIAL MEETING OF SHAREHOLDERS

September ___, 2014

The undersigned hereby constitutes and appoints Robert M. Copley, Jr., the undersigned’s true and lawful attorneys and proxies (with full power of substitution in each) (the “Proxies”), to vote all of the shares of Twentyfour/seven Ventures, Inc. owned by the undersigned on August 26, 2014 (the Record Date), at the Special Meeting of Shareholders of Twentyfour/seven Ventures, Inc. to be held at 132 W. 11th Avenue, Denver, CO 80204 on September ___, 2014, at 10:00 a.m., local time (including adjournments), with all powers that the undersigned would possess if personally present.

THE BOARD RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSAL.

I.   PROPOSAL TO AMEND THE ARTICLES OF INCORPORATION

___ FOR          ___ AGAINST          ___ ABSTAIN

Should any other matter requiring a vote of the shareholders arise, the above-named Proxies, and each of them acting alone, are authorized to vote the shares represented by this Proxy as their judgment indicates is in the best interest of Twentyfour/seven Ventures, Inc.

This Proxy is solicited on behalf of the management of Twentyfour/seven Ventures, Inc.  This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder.  If no direction is made, this Proxy will be voted FOR the proposals described above.

IMPORTANT:  Please date this Proxy and sign exactly as your name or names appear hereon.  If shares are held jointly, both owners must sign.  Executors, administrators, trustees, guardians and others signing in a representative capacity should give their full titles.

Signature of Shareholder

Signature of Joint Shareholder

Dated:  September ___, 2014

PLEASE RETURN THIS PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.

To Our Shareholders:

     Whether or not you are able to attend our Special Meeting of Shareholders, it is important that your shares be represented, regardless of the number of shares you own.  Accordingly, please complete and sign the Proxy provided above and mail it in the enclosed postage paid envelope.

     We look forward to receiving your voted Proxy at your earliest convenience.